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                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

                                A SERIES OF THE
                    VAN KAMPEN WORLD PORTFOLIO SERIES TRUST

                       SUPPLEMENT DATED JANUARY 31, 2000
                  TO THE PROSPECTUS DATED SEPTEMBER 28, 1999,
               SUPERCEDING THE SUPPLEMENT DATED JANUARY 11, 2000

     (1) The Prospectus is supplemented with the following:

          The Board of Trustees has continuously reviewed the investment policies and practices, performance, expenses and reduced net assets of the Van Kampen Global Government Securities Fund (the "Fund"). In connection therewith, the Board considered various alternatives including a possible merger or liquidation of the Fund. After due consideration of a number of factors, including those listed above, the Board determined that it would be in the best interest of the shareholders to terminate and liquidate the Fund. On January 27, 2000, the Board approved a Plan of Liquidation for the Fund. The Plan of Liquidation will be presented to the shareholders of the Fund for approval. As a result of the Board's approval, the Fund is suspending the continuous offering of its shares to new investors of the Fund effective at the close of business February 2, 2000. Currently, existing shareholders of the Fund as of February 2, 2000 may continue to purchase shares of the Fund. Dividends subject to automatic reinvestment in the Fund according to previous instructions of existing shareholders will continue to be reinvested in shares of the Fund.

     (2) The Prospectus is supplemented with the following:

          The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES - PORTFOLIO MANAGEMENT" is hereby deleted and replaced in its entirety with the following:

          PORTFOLIO MANAGEMENT. The Fund is managed by J. David Germany, Michael
     B. Kushma and Paul F. O'Brien and they have
     been primarily responsible for the Fund's day-to-day management since April 1, 1997. Christian G. Roth has shared primary responsibility for the Fund's day-to-day management since September 1, 1998. David Stanley has shared primary responsibility for the Fund's day-to-day management since January 1, 2000.
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     Mr. Germany joined the Subadviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was Vice President and Senior Economist for Morgan Stanley Dean Witter & Co. from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Institutional Funds in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors--Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve System--Division of International Finance from 1983 through 1987. He holds an A.B. (Valedictorian) from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology.

     Mr. Kushma, a Principal at Morgan Stanley Dean Witter & Co., joined the firm in 1987. He was a member of Morgan Stanley Dean Witter & Co.'s global fixed income strategy group in the fixed income division from 1987 to 1995 when he became the division's senior government bond strategist. He joined the Subadviser in 1995 where he took responsibility for the global fixed income portfolio. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M.Sc. in economics from the London School of Economics in 1981, and an M.Phil. in economics from Columbia University in 1983.

     Mr. O'Brien joined the Subadviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota.

     Mr. Roth joined MAS in 1991 and is a Principal of Morgan Stanley Dean Witter & Co. He has been a Portfolio Manager with MAS since 1993. Prior to joining MAS, Mr. Roth served as a Senior Associate in the Merchant Banking Group of Dean Witter Capital Corporation. Mr. Roth received a B.S. from the Wharton School of Business at the University of Pennsylvania. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia.
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     Mr. Stanley joined the Subadviser in 1994 as a Fixed Income Manager. He became a Vice President of the Subadviser in 1997. Mr. Stanley was previously employed by Aetna Capital Management International where he had sole responsibility for managing all European and Global bond funds. Previously, he spent over five years at Marine and General Mutual Life Assurance Society, where he managed Sterling and Global bond funds. He graduated from Manchester University. He is individually registered in the United Kingdom with the Investment Management Regulatory Organization (IMRO).

     (3) The section of the inside back cover of the Prospectus entitled BOARD OF TRUSTEES AND OFFICERS - BOARD OF TRUSTEES is hereby supplemented by deleting Richard M. DeMartini* and Don G. Powell* and adding Mitchell M. Merin* and Richard F. Powers, III*, effective December 15, 1999.

     * "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.